UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 19, 2019

VICAL INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10390 Pacific Center Court, San Diego, California 92121-4340
(Address of Principal Executive Offices) (Zip Code)

(858) 646-1100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

          On February 19, 2019, Vical Incorporated issued a press release announcing, among other things, its unaudited financial results for the three months and full year ended December 31, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

          The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On February 19, 2019, and in connection with a planned restructuring, Mammen Mammen, Jr., MD, Senior Vice President, Clinical Development will depart. Pursuant to the terms of his severance agreement, Dr. Mammen will be entitled to receive severance benefits consisting of continued base salary payments and the payment of health insurance premiums for a period of 12 months, plus a payment equal to his cash bonus paid in the previous year. Dr. Mammen will receive total cash severance benefits of approximately $420,000. Dr. Mammen will also receive accelerated vesting on all his unvested stock awards as if he had remained employed by the Company for 12 months from the date of separation. In exchange for the severance benefits, Dr. Mammen is obligated to provide the Company with a general waiver and release of claims. The Company’s obligation to pay the severance benefits is subject to the waiver and release of claims not being revoked.

Item 8.01. Other Events.

          On February 19, 2019, the Company announced that it was discontinuing clinical development of VL-2397 in an effort to conserve its cash resources while it completes its previously-announced review of strategic alternatives. The Company also announced an intention to undertake a restructuring, including an appropriate reduction in staff.

Item 9.01. Financial Statements and Exhibits.

          (d) Exhibits.

          99.1 Press release issued by Vical Incorporated on February 19, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICAL INCORPORATED

Date: February 19, 2019	By:	/s/ ANTHONY A. RAMOS
Anthony A. Ramos
Chief Financial Officer